SHARE CAPITAL (Tables)	12 Months Ended
Dec. 31, 2017
Share Capital, Reserves And Other Equity Interest [Abstract]
Schedule of changes in share capital

		Number of Common Shares	Share Capital
Balance at December 31, 2015		259,897,095	$695,555
Bought deal		22,750,000	15,015
Equity offering		46,000,000	34,500
Conversion of 7% Convertible Debentures		6,610,692	5,665
Shares issued under DSUs		39,744	9
Shares issued under options		58,919	39
Share issue costs		—	(4,241)
Balance at December 31, 2016		335,356,450	$746,542
Bought deal	a	31,363,950	26,203
Conversion of 7% Convertible Debentures	b	9,445,552	9,479
Shares issued under DSUs		1,167,689	521
Shares issued under options		23,750	16
Shares issued under warrants	c	3,223,684	2,450
Share issue costs		—	(2,044)
Balance at December 31, 2017		380,581,075	$783,167

a.
On February 7, 2017, the Company closed a bought deal offering of 31,363,950 common shares, which includes shares issued upon full exercise of the over-allotment option, at a price of C$1.10 per share, for net proceeds to the Company of $24.5 million.

b.
During the year ended December 31, 2017, a total of 9,445,552 common shares were issued on conversion of $8.5 million principal amount of 7% Convertible Debentures. The Company recorded a $9.5 million increase in equity offset by capitalized share issue costs of $0.3 million, resulting in a net equity increase of $9.2 million. The Company recorded a net loss on conversions of $0.2 million.

c.
On August 30, 2017, the Company issued 3,223,684 common shares upon a cashless exercise of all 5,000,000 warrants held by RGI. The Company recorded a $2.5 million increase in equity, $2.7 million decrease in warrant liability and a $0.2 million gain on exercise.